Persimmon Long/Short Fund

Class A Shares: LSEAX

Class I Shares: LSEIX

a series of Northern Lights Fund Trust III

Supplement dated September 26, 2013
to the Prospectus and Statement of Additional Information dated December 17, 2012

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Effective September 27, 2013, Shawn Gibson is no longer a portfolio manager for the Persimmon Long/Short Fund. All reference in the Prospectus and Statement of Additional Information to Mr. Gibson should be disregarded.

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This Supplement, dated September 26, 2013, and the Prospectus and Statement of Additional Information, each dated December 17, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-233-8300.